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IndexIQ ETF Trust

Summary Prospectus
August 31, 2021
IQ Hedge Event-Driven Tracker ETF
QED
This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus dated August 31, 2021 and statement of additional information dated August 31, 2021, and most recent annual report to shareholders, dated April 30, 2021, are all incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at newyorklifeinvestments.com/documents; by calling IndexIQ Funds at 888-474-7725 or by sending an email request to info@indexiq.com
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
QED LISTED ON NYSE ARCA    |   CUSIP # 45409B404

Summary Information
IQ Hedge Event-Driven Tracker ETF

Investment Objective
The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Event-Driven Index (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes fees and expenses that you may pay if you buy, sell or hold shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.
Shareholder Fees (fees paid directly from your investment):
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Acquired Fund Fees & Expenses(a)	0.29%
Total Annual Fund Operating Expenses(a)	1.05%
Fee Waiver(b)	0.35%
Total Annual Fund Operating Expenses After Fee Waiver	0.70%

(a)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees & Expenses. Acquired Fund Fees & Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds.

(b)
IndexIQ Advisors LLC (the “Advisor”) has contractually agreed, until August 31, 2022, to waive a portion of the management fee equal to 0.35% of average daily net assets.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$299	$545	$1,251
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Shares.
Principal Investment Strategies
The Fund is a “fund of funds” which means it invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index, which includes underlying funds. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology of such Underlying Index.
Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and may include exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The Fund may also invest in one or more financial instruments, including but not limited to futures contracts and swap agreements (collectively, “Financial Instruments”).
The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”), an affiliate of IndexIQ Advisors LLC, the Fund’s investment advisor (the “Advisor”). The Underlying Index seeks to track the “beta” portion of the returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds pursuing an event-driven strategy (the “Strategy”). Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or self-oriented loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-Driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles. The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as Underlying Index Components. The Fund is not a fund of hedge funds.
The Underlying Index may include both long and short positions in securities, including, primarily, ETPs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling (or “selling short”) is a technique used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying the identical security back at a later date to return to that third party. The basic principle of short selling is that one can profit by selling a security now at a high price and later buying it back at a lower price. The short seller hopes to profit from a decline in the price of the security between the sale and the repurchase, as the seller will pay less to buy the security than it received on selling the security.
The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds.
The Underlying Index Components of this Strategy generally provide exposures to:
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Emerging market equity;

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Foreign equity, including small-capitalization equity;

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U.S. and foreign preferred securities;

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U.S. bank loans;

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U.S. convertible debt;

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U.S. government short maturity obligations;

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U.S. growth equity;

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U.S. high yield (or “junk”) debt;

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U.S. investment grade corporate debt;

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U.S. large-capitalization equity;

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U.S. mortgage-backed debt; and

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U.S. small-capitalization equity.

The Underlying Index is unlike traditional market-oriented indexes like the Standard & Poor’s 500® Composite Stock Total Return Index (the “S&P 500 Index”). Instead of tracking the performance of publicly-traded issuers representing a market or industry sector, the Underlying Index seeks to track the returns of distinct hedge fund investment styles.
The Underlying Index may include as a component one or more ETFs advised by the Advisor (“Affiliated ETFs”) and the Fund will typically invest in any Affiliated ETF included in the Underlying Index. The Fund also may invest in Affiliated ETFs that are not components of the index if such an investment will help the Fund track the Underlying Index.
The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, IndexIQ conducts a review process pursuant to which it may reconstitute the Underlying Indexes by adding or subtracting Underlying Index Components according to IndexIQ’s rules-based process.
Principal Risks
As with all investments, there are certain risks of investing in the Fund. The Fund’s Shares will change in value and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Advisor or any of its affiliates. You should consider carefully the following risks before investing in the Fund.
Authorized Participant Concentration Risk
Only certain large institutions may engage in creation or redemption transactions directly with the Fund (each, an “Authorized Participant”). The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that those Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with the Fund and no other Authorized Participant is able to step forward to engage in creation and redemption transactions with the Fund, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Cyber Security Risk
The Fund is susceptible to operational risks through breaches in cyber security. Such events may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity and could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed.
Derivatives Risk
Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index and involve risks different from, and possibly greater than, the risks associated with other investments. These risks include: (i) the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to, changing supply and demand relationships, government programs and policies, national and international political and economic events, changes in interest rates, inflation and deflation, and changes in supply and demand relationships. Unlike other investments, derivative contracts often have leverage inherent in their terms. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s Share price. The effects of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements.
Exchange Traded Products Risk
Unlike an investment in a mutual fund, the value of the Fund’s investment in other exchange-traded funds or exchange-traded investment products (“ETPs”) is based on its market price (rather than NAV) and the Fund could lose money due to premiums/discounts of the ETP (which could cause the Fund to buy shares at market prices that are higher than their value or sell shares at market prices that are lower than their value); the failure of an active trading market to develop; or exchange trading halts or delistings. An investment in the Fund will entail more costs and expenses than a direct investment in any Underlying ETP. As the Fund’s allocations to Underlying

ETPs changes, or the expense ratio of Underlying ETPs change, the operating expenses borne by the Fund from such investments may increase or decrease.
Index Risk
There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Long/Short Risk
The Fund seeks long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money if either or both positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.
Market Risk
Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets, tariffs and other protectionist measures, political developments and uncertainty, central bank policy, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Market disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

Operational Risk
The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Management Risk
The Fund is not actively managed and instead seeks to track the performance of an index. Passive management has the following risks associated with it:
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The Fund invests in the securities included in, or representative of, the Underlying Index. The provider of the Underlying Index or the index calculation agent may make errors. The index provider may include index constituents that should have been excluded, or it may exclude index constituents that should have been included. It also may include or exclude constituents at incorrect levels. This may result in the Fund, in turn, being correctly positioned to an index that has been incorrectly calculated. This could lead to losses to the Fund.

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In seeking to track the Underlying Index’s performance, the Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. This risk may be heightened during times of increased market volatility or other unusual market conditions.

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The Fund generally will not attempt to take defensive positions in declining markets and generally will not sell a security because its issuer is in financial trouble, unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.
Secondary Market Trading Risk
Although the Fund’s Shares are listed for trading on one or more securities exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained by market makers or Authorized Participants. In general, the trading of Shares on securities exchanges is subject to the risk of irregular trading activity and wide “bid/ask” spreads (which may be especially pronounced for smaller funds). Additionally, market makers are under no obligation to make a market in the Fund’s Shares and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s Shares or Authorized Participants stop submitting purchase or redemption orders for Creation Units, the Fund’s Shares may trade at a larger premium or discount to its NAV. Wide bid-ask spreads and large premiums or discounts to NAV are likely to lead to an investor buying his or her shares at a market price that is more than their value, and selling those shares at a market price that is less than their value.
Short Sales Risk
Short sales are transactions in which the Fund sells a security it does not own, or uses derivatives, such as futures or swaps, to effect short exposure to a particular reference asset. Such a position subjects the Fund to the risk that instead of declining, the price of the security or reference asset to which the Fund has short exposure will rise. If the price of the security or reference asset increases between the date of the short sale and the date on which the Fund replaces the security or otherwise closes out its short position, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.
Trading Price Risk
Shares of the Fund trade on securities exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s Shares may deviate significantly from NAV during periods of market volatility. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. Although it is generally expected that the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.
Risks of Underlying ETPs
The Fund may invest in the securities of other ETPs, including Affiliated ETFs. Investments in the Fund are subject to the risks associated with an investment in the Underlying ETPs. In addition to the risks described above, the following risks should also be considered when making an investment in the Fund.
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Asset-Backed Securities Risk. Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities and corporate loans, consumer loans or mortgages and leases of property. Asset-backed securities include collateralized debt obligations, collateralized bond obligations, and collateralized loan obligations and other similarly structured vehicles. As with other debt securities, asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund.

Investments in mortgage-related securities make an investor more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce a mortgage-related security’s value. Enforcing rights against such collateral in events of default may be difficult or insufficient. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.
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Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. Convertible securities are typically subordinate to an issuer’s other debt obligations. Issuers of convertible securities may be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.
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Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. Changes in an issuer’s or counterparty’s credit rating or the market’s perception of an issuer’s or counterparty’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation.

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Currency Risk. Investments directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

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Debt Securities Risk. The risks of investing in debt securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up; (iii) liquidity risk and valuation risk, e.g., debt securities generally do not trade on a securities exchange, making them generally less liquid and more difficult to value than common stock; (iv) call risk and income risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates; and (v) extension risk, e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer. Debt securities most frequently trade in institutional round lot size transactions. If the Fund purchases bonds in amounts less than the institutional round lot size, which are frequently referred to as “odd” lots, the odd lot size positions may have more price volatility than institutional round lot size positions. The Fund uses a third-party pricing service to value bond holdings and the pricing service values bonds assuming orderly transactions of an institutional round lot size.
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Emerging Markets Securities Risk. Securities of issuers based in countries with developing economies (emerging market countries) may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed market countries and are generally considered speculative in nature. Emerging market countries are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets, rapid inflation, possible repatriation of investment income and capital, currency convertibility issues, less uniform accounting standards and more governmental limitations on foreign investment than more developed markets. Laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

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Emerging Markets Sovereign Debt Risk. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which an Underlying ETP may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness, which could result in losses to an Underlying ETP.

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Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changes in investors’ perceptions of the financial condition of an issuer, conditions affecting equity markets generally and political and/or economic events. Equity prices may also be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Holders of an issuer’s common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.
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Foreign Securities Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Some countries and regions have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. Less developed securities markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.

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High Yield Securities Risk. High yield securities, or “junk” bonds, generally offer a higher current yield than the yield available from higher grade issues, but are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for the Fund.

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Interest Rate Risk. An increase in interest rates may cause the value of securities held by the Fund to decline. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than securities with shorter durations or floating or adjustable interest rates. The negative impact on the Fund from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
When interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these securities to fall. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. The value of securities with longer maturities generally changes more in response to changes in interest rates than does the value of securities with shorter maturities.
During periods of falling interest rates, an issuer of a callable security held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds in securities with lower yields, resulting in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
The terms of floating rate notes and other instruments may be tied to the London Interbank Offered Rate (“LIBOR”), which functions as a reference rate or benchmark. It is anticipated that LIBOR will be discontinued at the end of 2021, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences, such as decreased yields and reduction in value, for these instruments. These events may adversely affect the Fund and its investments in such instruments.
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Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Certain investments may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

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Small- and/or Mid-Capitalization Companies Risk. Small- and mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies.

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Risks of Investing in Loans. Investments in loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of an investment in that loan. If an investor holds a loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the investor, and that the investor’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. Consequently, the secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases longer than 7 days), which may cause an investor to be unable to realize the full value of its investment. In addition, loans are generally not registered with the SEC under the Securities Act of 1933, as amended, and may not be considered “securities,” and an investor may not be entitled to rely on the anti-fraud protections of the federal securities laws. An investment in loans made to non-U.S. borrowers may be affected by political and social instability, changes in economic or taxation policies, difficulties in enforcing obligations, decreased liquidity and increased volatility. Foreign borrowers may be subject to less regulation, resulting in less publicly available information about the borrowers.
The loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder an investor’s ability to reprice credit risk associated with a particular borrower and reduce the investor’s ability to restructure a problematic loan and mitigate potential loss. As a result, an investor’s exposure to losses on investments in loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
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Variable and Floating Rate Instruments Risk. Variable and floating rate instruments include debt securities issued by corporate and governmental entities, bank loans, mortgage-backed securities and asset-backed securities, preferred equity securities and derivative variable rate securities, such as inverse floaters. Variable and floating rate instruments are structured so that the instrument’s coupon rate fluctuates based upon the level of a reference rate. A variable or floating rate instrument’s coupon rate resets periodically according to its terms. Consequently, in a rising interest rate environment, variable and floating rate instruments with coupon rates that reset infrequently may lag behind the changes in market interest rates.

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Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s Shares.

Performance Information
The bar chart that follows shows the annual total returns of the Fund for a full calendar year. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one calendar year compared with its underlying index and additional broad measures of market performance. The HFRI Event Driven Index is designed to be representative of the overall composition of the hedge fund universe implementing an event driven strategy. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and/or expense reimbursement in effect, if such waivers or reimbursements were not in place, the Fund’s performance would be reduced. Fund performance current to the most recent month-end is available by calling 1-888-474-7725 or by visiting newyorklifeinvestments.com.
The Fund’s year-to-date total return as of June 30, 2021 was 2.15%.
Best and Worst Quarter Returns (for the period reflected in the bar chart above)
	Return	Quarter/Year
Highest Return	11.41%	2Q/2020
Lowest Return	-9.55%	1Q/2020
Average Annual Total Returns as of December 31, 2020
	1 Year	5 Years	Since Inception(1)
Returns before taxes	12.87%	7.40%	5.89%
Returns after taxes on distributions(2)	10.92%	6.11%	4.67%
Returns after taxes on distributions and sale of Fund Shares(2)	7.65%	5.21%	4.04%
IQ Hedge Event Driven Index (reflects no deduction for fees, expenses or taxes)	13.19%	7.92%	6.43%
HFRI Event Driven Index(3) (reflects no deduction for fees, expenses or taxes)	9.26%	6.46%	4.60%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.65%

(1)
The Fund commenced operations on March 24, 2015.

(2)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period.

(3)
HFRI Event Driven Index is calculated from March 31, 2015. Performance information for the Fund in the table above also includes the performance of HFRI Event Driven Index. Because index comparisons are generally calculated as of the end of each month, index performance information under the “Since Inception” heading may not be coincident with the inception date of the Fund. In such instances, index performance is generally presented from the month-end nearest to the inception date of the Fund.

Investment Advisor
IndexIQ Advisors LLC is the investment advisor to the Fund.
Portfolio Manager
The professionals jointly and primarily responsible for the day-to-day management of the Fund are Greg Barrato and James Harrison. Mr. Barrato, Senior Vice President of the Advisor, has been a portfolio manager of the Fund since its inception and Mr. Harrison, Vice President of the Advisor, has been a portfolio manager of the Fund since April 2018.
Purchase and Sale of Fund Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of Shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at newyorklifeinvestments.com.
Tax Information
The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

IndexIQ ETF Trust
Mailing Address
51 Madison Avenue,
New York, New York 10010
1-888-474-7725
newyorklifeinvestments.com/etf
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

MEQED01-08/21
To Statutory Prospectus	To Statement of Additional Information